Subsequent events	3 Months Ended
Mar. 31, 2024
Subsequent events.
Subsequent events

7. Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on May 8, 2024, of $0.31 per common share for the quarter ended March 31, 2024. The cash dividend of approximately $12.8 million will be paid on June 14, 2024, to all shareholders of record on May 31, 2024.

In April 2024, the Company took delivery of a previously announced acquisition of a 2017 Korean-built MR product tanker, the Ardmore Gibraltar, for $42.0 million and, in a separate transaction, the Company completed the sale of the 2010-built Ardmore Seafarer for $27.1 million.